Advances from the Federal Home Loan Bank	12 Months Ended
Jun. 30, 2024
Advances from the Federal Home Loan Bank [Abstract]
ADVANCES FROM THE FEDERAL HOME LOAN BANK

NOTE H - ADVANCES FROM THE FEDERAL HOME LOAN BANK

Advances from the Federal Home Loan Bank, collateralized at June 30, 2024 and 2023 by pledges of collateral composed of first mortgage residential and multi-family loans totaling $200.5 million and $157.3 million, respectively, and the Banks’ investment in Federal Home Loan Bank stock, are summarized as follows:

(in thousands)	2024
2024	$31,903
2025	37,069
2026	16
$68,988

At June 30, 2024 interest rates for advances were fixed ranging from 1.64% to 5.46%, with a weighted-average interest rate of 4.58%.

Each advance is payable at its maturity date, with a prepayment penalty for fixed rate advances. Based on collateral composed of first mortgage loans and the Company’s holdings of FHLB stock, the Company was eligible to borrow up to $87.3 million as of June 30, 2024. In addition, we have the ability to borrow from the Federal Reserve Bank Discount Window. At June 30, 2024, based on home equity loans and share loans we had pledged collateral which would enable us to borrow up to $5.6 million. First Federal Savings Bank of Kentucky at June 30, 2024, had a $2.0 million Fed Funds line of credit with the Independent Correspondent Bankers’ Bank.